SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2003

CityXpress Corp.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30742	98-0232838
(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J 4W6
(Address of Principal Executive Offices)

(604) 638-3811
(Registrant's Telephone Number, Including Area Code)

(Former Name of Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release, dated November 17, 2003, issued by Cityxpress Corp. reporting that CityXpress Corp. has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its Common shares under Section 12(g) of the Securities Exchange Act of 1934, as amended (furnished and not filed herewith pursuant to Item 9).

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12)

The following information is furnished by CityXpress Corp. (the "Company"). It is being furnished under Item 9 of this Current Report on Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216, and 34-47583. This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference to any filing made under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

On November 17, 2003, the Company issued a press release announcing its filing of Form 15 with the Securities and Exchange Commission to terminate the registration of its Common Shares under Section 12(g) of the Securities Exchange Act of 1934, as amended. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP.

Date: November 17, 2003	By: /s/ Ken Bradley
Signature
Ken Bradley
Chief Operating Officer and CFO

EXHIBITS
Exhibit No.	Description
99.1	Press Release dated November 17, 2003.

EXHIBITS

FOR IMMEDIATE RELEASE

CITYXPRESS FILES 'GOING-PRIVATE TRANSACTION' WITH SEC

Vancouver, BC -November 17, 2003 -CityXpress Corp. (OTCBB:CYXP), the leading supplier of event auctions for newspapers, today announced it has filed a Form 15 with the US Securities and Exchange Commission that would de-register the Company as a reporting issuer and effectively make it a private company.

"Our Board of Directors believes it is in the best interests of the Company at this time to be a private company and approved the filing of the Form 15 because the Company has fewer than 300 shareholders of record," said Phil Dubois, President & CEO of CityXpress. "Reporting requirements for small issuers are becoming increasingly more expensive and time-consuming for management and the Company. At this stage in our development, we strongly believe that the efforts of management must be focused on continuing to grow the business."

"As well as lowering our costs, the de-registration of the Company's common shares has other benefits at a time when the Company is embarking on growing its business and product lines. It will also enhance our ability to raise the financing required from time to time to execute our business strategy."

"When the de-registration of the Company's common shares becomes effective, shareholders will hold the same number of shares in the private company. Although some shareholders may perceive a loss of short-term liquidity, over the longer term the position of shareholders will be enhanced by the growth this transaction will make possible," Dubois concluded.

The de-registration of the Company's common shares will take effect 90 days, or such shorter period as the US Securities and Exchange Commission determines, after the filing of the Form 15.

ABOUT CITYXPRESS

CityXpress is the market leader in event auctions and online special sections for newspapers. CityXpress has offices in Seattle WA; Tampa and Fort Walton Beach FL; Vancouver BC; and Winnipeg MB. CityXpress shares trade on the NASD OTCBB under symbol CYXP. More information on CityXpress is available www.cityxpress.com.

FOR MORE INFORMATION CONTACT:

Kris Guttormsson

Corporate Communications

CityXpress Corp

877-629-3976 ext. 317

kguttormsson@cityxpress.com

This press release and/or communication contains forward-looking statements regarding the Company's business strategy and future plans of operations. Such forward-looking statements can generally be identified by words such as will, expect, intends, believe, anticipates should and words of similar meaning. Forward-looking statements involve known and unknown risks and uncertainties, such as the Company's capital requirements and other liquidity concerns, fluctuations in demand for newspaper auctions and for the Company's other products, competitions, technological developments, and other risks and factors set forth from time to time in the Company's filings with the Securities and Exchange Commission and other press releases and/or communications of the Company. These and other important factors may cause actual results and performance to differ materially from the further results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release and/or communication speak only as of the date hereof based on information available to the Company as of the date hereof, and the Company does not assume, and expressly disclaims any obligation or duty to update, revise or amend any of the information presented herein.